Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

HERBERT SILVERBERG, Derivatively	)
on Behalf of DENDREON	)
CORPORATION,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 7646-VCP
)
MITCHELL H. GOLD, RICHARD F.	)
HAMM, GREGORY T. SCHIFFMAN,	)
MARK W. FROHLICH, SUSAN B.	)
BAYH, RICHARD B. BREWER,	)
GERARDO CANET, BOGDAN	)
DZIURZYNSKI, DAVID L. URDAL, and	)
DOUGLAS G. WATSON,	)
)
Defendants,	)
)
-and-)
)
DENDREON CORPORATION,	)
)
Nominal Defendant.	)

NOTICE OF PENDENCY OF SETTLEMENT OF ACTION

TO: ALL CURRENT STOCKHOLDERS OF DENDREON CORPORATION

(TRADING SYMBOL: DNDN)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE CLAIMS DEFINED HEREIN.

IF YOU HOLD DENDREON CORPORATION COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT OR ATTORNEYS’ FEE AND EXPENSE AWARD DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

I.	WHY ARE YOU RECEIVING THIS NOTICE?

The purpose of this Notice is to tell you about: (i) lawsuits (the “Actions”) in the Delaware Court of Chancery (the “Delaware Court”), the Superior Court of Washington (the “Washington Court”) and in the United States District Court for the Western District of Washington (the “Federal Court”) brought on behalf of Dendreon Corporation (“Dendreon” or the “Company”); (ii) a proposal to settle the Actions as provided in a Stipulation of Compromise and Settlement (the “Stipulation”); and (iii) your right, among other things, to attend and participate in a hearing to be held on March 30, 2015 at 2:00 p.m., in the Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801 (the “Settlement Hearing”).

This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed settlement. If the Court approves the Stipulation, the parties will ask the Delaware Court to approve an Order and Final Judgment that would end the Actions.

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

II.	BACKGROUND: WHAT ARE THE ACTIONS ABOUT?

Summary of the Delaware Action

On September 13, 2011, Plaintiff Herbert Silverberg (“Plaintiff Silverberg”) made a demand for books and records from Dendreon pursuant to Section 220 of the Delaware General Corporation Law. After extensive negotiations, on or about

January 23, 2012, Dendreon produced several hundred pages of documents.

On June 22, 2012, Plaintiff Silverberg filed the a derivative action complaint in the Delaware Court (the “Delaware Action”) in the Court derivatively on behalf of Dendreon against defendants Gold, Hamm, Schiffman, Frohlich, Bayh, Canet, Dziurzynski, Urdal and Watson (the “Delaware Defendants”). Plaintiff Silverberg claimed that the Delaware Defendants breached their fiduciary duties of loyalty in connection with certain transactions in Dendreon securities, including sales of Dendreon stock.

On November 14, 2012, pursuant to a stipulation of the parties to the Delaware Action, the Court entered an Order temporarily staying the Delaware Action until January 22, 2013 so that the parties could explore a possible resolution.

On February 21, 2013, the Delaware Defendants filed a motion to stay the Delaware Action pending resolution of the securities class action entitled In re Dendreon Corporation Class Action Litigation, No. 11 Civ. 1219 (JLR) (W.D. Wash.) (the “Federal Securities Class Action”). On February 22, 2013, the Delaware Defendants filed a motion to dismiss Plaintiff Silverberg’s Derivative Action Complaint (the “Delaware Complaint”). On April 17, 2013, the Delaware Court issued a bench ruling granting in part and denying in part the Delaware Defendants’ motion to stay, ruling that briefing of the Delaware Defendants’ motion to dismiss should proceed.

On May 17, 2013, the Delaware Defendants filed their opening brief in support of their motion to dismiss the Delaware Complaint. Briefing of the Delaware Defendants’ motion to dismiss was completed by July 2, 2013 and oral argument was held before the Delaware Court on September 10, 2013. (By the time of the argument, a settlement of the Federal Securities Class Action had been reached and approved.) On December 31, 2013, the Court issued an opinion (the “Opinion”) denying the motion to dismiss the Delaware Complaint.

On January 7, 2014, Plaintiff Silverberg served the first set of document requests upon the Delaware Defendants.

On January 10, 2014, Plaintiff Silverberg filed a motion to set a schedule in the Delaware Action. Also, on January 10, 2014, the Delaware Defendants filed an application for certification of interlocutory review of the Opinion.

On January 15, 2014, the Delaware Defendants filed a renewed motion to stay the Delaware Action pending resolution of an individual securities opt-out action entitled Bolling v. Dendreon Corporation, No. 13 Civ. 872 (JLR) (W.D. Wash.).

On February 4, 2014, the Court issued an opinion denying the Delaware Defendants’ application for certification of interlocutory appeal. On February 12, 2014, the Delaware Supreme Court issued an order declining to hear the Delaware Defendants’ interlocutory appeal.

On March 17, 2014, the Court held oral argument on Plaintiff Silverberg’s motion to set a schedule and the Delaware Defendants’ renewed motion to stay. The Court issued a bench ruling granting Plaintiff Silverberg’s motion to set a schedule with modifications and instructed the parties to confer and submit a proposed schedule consistent with the Court’s bench ruling. The Court additionally denied the Delaware Defendants’ renewed motion to stay.

On April 28, 2014, the Court entered a schedule permitting the parties to the Delaware Action to proceed with full discovery and setting trial to commence on March 16, 2015.

Plaintiff Silverberg served a total of four sets of document requests and three sets of interrogatories on each of the Delaware Defendants, and also sought discovery through subpoenas duces tecum and ad testificandum served on several third-party witnesses.

The parties to the Delaware Action represent that they diligently met and conferred several times concerning the scope of discovery, and exchanged correspondence regarding, among other things: (i) the nature and scope of document production; (ii) disagreements as to permissible discovery; and (iii) the depositions of fact witnesses.

Plaintiff Silverberg represents that, in response to discovery requests, beginning on March 21, 2014, the Delaware Defendants produced in excess of 280,000 pages of documents and responses to the three sets of interrogatories propounded by Plaintiff Silverberg. Additionally, Plaintiff Silverberg represents that he produced documents and information responsive to the Delaware Defendants’ document requests and interrogatories. Plaintiff Silverberg represents that, at the time of the Parties’ initial agreement to enter into this Settlement, the parties to the Delaware Action had scheduled the deposition of two facts witnesses and were firming up the deposition dates for an additional twelve Dendreon fact witnesses. In addition, Plaintiff Silverberg represents that he anticipated the need for depositions of third-parties after having an opportunity to analyze their document productions.

Summary of the Washington Federal Action

On August 12, 2011, Plaintiff William Wagner filed an action in the United States District Court for the Western District of Washington against certain current and former officers and directors of Dendreon (the “Washington Federal Action”). Plaintiffs Fang Liu, Paula Nicholas and Jared Ross (collectively with Wagner the “Washington Federal Plaintiffs”) subsequently filed actions in that federal court as well.

On September 22, 2011, Plaintiffs Wagner and Nicholas filed a joint motion to transfer their cases to a single judge, consolidate and appoint lead plaintiffs and counsel.

On November 22, 2011, the Washington Federal Plaintiffs stipulated to a stay of proceedings in the Washington Federal Action pending a decision on the motion to dismiss in the Federal Securities Class Action.

On December 1, 2011, Judge James L. Robart entered the Washington Federal Plaintiffs’ proposed order of consolidation and appointment of lead plaintiff and lead and liaison counsel. Judge Robart additionally entered the stipulated stay of proceedings as agreed upon by the parties to the Washington Federal Action.

Dendreon provided the Washington Federal Plaintiffs with several hundred pages of documents previously provided to Plaintiff Silverberg pursuant to the Delaware Plaintiff’s books and records demand.

On June 24, 2014, the Washington Federal Plaintiffs agreed to the Agreement (as defined below) to resolve the Actions.

Summary of the Washington State Action

On August 26, 2011, Plaintiff James McCallion filed an action in the Superior Court of Washington for King County against certain current and former officers and directors of Dendreon (the “Washington State Action”). Plaintiff

David Wallace (collectively with McCallion the “Washington State Plaintiffs”) subsequently filed an action in that state court as well.

On September 9, 2011, the Washington State Action was removed to the United States District Court for the Western District of Washington. On October 18, 2011, pursuant to a stipulation between certain parties to the Washington State Action, the action was remanded back to Washington State Court.

On November 7, 2011, the Washington State Plaintiffs filed a stipulation seeking a stay pending a decision on the motion to dismiss in the Federal Securities Class Action. The stipulation additionally sought consolidation of the related actions and appointment of co-lead and liaison counsel. On November 15, 2011, Judge Laura Inveen ordered the requested stay, consolidation and appointment of co-lead and liaison counsel.

Dendreon provided the Washington State Plaintiffs with several hundred pages of documents previously provided to Plaintiff Silverberg pursuant to the Delaware Plaintiff’s books and records demand.

On June 24, 2014, the Washington State Plaintiffs agreed to the Agreement (as defined below) to resolve the Actions.

III.	DENDREON BANKRUPTCY PETITION

On November 10, 2014, Dendreon filed a voluntary position for bankruptcy in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On December 17, 2014, the Bankruptcy Court issued an order approving the Stipulation as a reasonable exercise of the Debtors’ business judgment (the “Bankruptcy Order”), and authorizing the Debtors to take all actions necessary to implement the Stipulation, subject to certain clarifications set forth in the Bankruptcy Order (which are discussed below).

IV.	HOW WAS THE SETTLEMENT REACHED?

On January 15 and April 26, 2013, the parties to the Actions participated in mediation sessions with Judge Layn R. Phillips (Ret.) during which the parties were unable to agree to a resolution.

On May 13, 2014, the parties participated in another mediation session with Judge Phillips in New York City. Although the parties did not agree to settle the

Actions on that date, the parties, through Judge Phillips, thereafter continued to discuss the possibility of settlement.

On June 24, 2014, following a mediator’s recommendation issued by Judge Phillips, the Parties agreed in principle to settle the Actions on certain terms (the “Agreement”), subject to definitive documentation and court approval. On July 18, 2014, the parties entered into a Memorandum of Understanding setting forth the basic terms of a settlement of the Actions. The Stipulation was later signed by all parties on November 6, 2014.

THE COURTS HAVE NOT FINALLY DETERMINED THE MERITS OF PLAINTIFFS’ CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE DEFENDANTS IN THE ACTIONS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTIONS WERE NOT SETTLED.

V.	WHAT ARE THE TERMS OF THE SETTLEMENT?

Under the Stipulation, Dendreon is to receive the total sum of $4,500,000 less any amount awarded by the Delaware Court to Plaintiffs’ Counsel for fees and expenses (the “Settlement Payment”) and is required to institute certain corporate governance reforms. The Bankruptcy Order clarifies that in the event that the Debtors reorganize as the result of the implementation of a plan of reorganization or liquidation pursuant to which (i) holders of unsecured claims against the Debtors receive shares of new common stock of the reorganized company, (ii) the existing shares of equity of Dendreon are cancelled; or (iii) the reorganized company is no longer a public entity, the reorganized company shall be under no obligation to implement or maintain any of the corporate governance measures contemplated by the terms of the Stipulation.

Because the Actions were brought for the benefit of Dendreon, any recovery in the litigations (whether from this or any settlement or through a judgment in favor of the Plaintiffs) would go to Dendreon. Dendreon stockholders will not receive any direct payment as a result of the Stipulation and will not need to fill out any kind of claims form as a result of the settlement.

If the Delaware Court approves the proposed Stipulation, Plaintiffs will then request that the Washington Court and the Federal Court dismiss the respective Actions with prejudice because the Stipulation finally resolves all claims of

Dendreon against the Released Parties (as defined below) arising out of the facts on which the Actions are based. The Stipulation is contingent on receiving approval from the Delaware Court.

VI.	WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

Under the Stipulation, the following releases will occur, except as noted below:

Plaintiffs (on their own behalves and derivatively on behalf of Dendreon), Plaintiffs’ Counsel, Dendreon, and each and every current Dendreon stockholder claiming by, through, in the right of, derivatively, or on behalf of Dendreon, shall fully, finally, and forever release, relinquish, and discharge the Released Parties (as defined below) from any and all of the Released Claims (as defined below).

Each of the Released Parties (as defined below) shall fully, finally, and forever release, relinquish, and discharge Plaintiffs, Plaintiffs’ Counsel, Dendreon, and each and every current Dendreon stockholder claiming by, through, in the right of, derivatively, or on behalf of Dendreon from any and all claims arising from the institution or prosecution of the Actions.

Pursuant to the Stipulation, the term “Released Parties” means, as to Dendreon and Mitchell H. Gold, Richard F. Hamm, Susan B. Bayh, Hans E. Bishop, Richard B. Brewer, Gerardo Canet, Bogdan Dziurzynski, Mark W. Frohlich, Pedro Granadillo, Richard J. Ranieri, Gregory T. Schiffman, David C. Stump, David L. Urdal, and Douglas G. Watson (collectively, the “Individual Defendants”), their respective past or present directors, officers, employees, partners, insurers, co-insurers, reinsurers, agents, controlling shareholders, attorneys, accountants, advisors, personal or legal representatives, predecessors, successors, assigns, parents, subsidiaries, divisions, joint ventures, and each Individual Defendant’s spouse, domestic partner, parents, siblings, and children; the parents of his or her spouses (all including step and adoptive relationships); his or her estate and any executor or other fiduciaries of such estate; and any trust of which any of the foregoing is a settler or beneficiary.

Pursuant to the Bankruptcy Order, Dendreon has agreed that, as to Dendreon, the definition of “Released Parties” in the Stipulation shall only extend to Dendreon’s past or present directors, officers, employees, predecessors, successors, assigns, parents, subsidiaries, divisions, and joint ventures, as well as any insurers who advance any portion of the Settlement Payment.

Pursuant to the Stipulation, the term “Released Claims” means, to the fullest extent allowed by law, all claims for relief (including Unknown Claims), demands, causes of action, rights, potential or actual liabilities of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, for compensatory damages, punitive damages, restitution, disgorgement or any other legal or equitable relief that could be sought under any legal theory, (a) that Plaintiffs asserted in any of the complaints filed in any of the Actions or proffered for potential filing as an amended pleading in any of the Actions (collectively, the “Complaints”), or (b) that Plaintiffs, Dendreon, or any Current Dendreon Stockholder could have asserted in any forum that arise out of, relate to or are based upon the allegations, transactions, facts, matters or occurrences, representations, misrepresentations, or omissions involved, set forth, or referred to in any of the Complaints, including without limitation allegations relating to transactions in Dendreon securities, the Individual Defendants’ performance of their duties as officers and/or directors of Dendreon, or any other action taken or alleged to have been taken by the Individual Defendants as identified in the Complaints, except for claims relating to the enforcement of the Settlement.

Pursuant to the Bankruptcy Order, Defendants have agreed that (a) the Released Claims shall not include claims arising from facts that occurred after June 22, 2012 and (b) the Debtors’ release of the Individual Defendants with respect to claims that could have been asserted related to the Individual Defendants’ performance of their duties as officers and/or directors of Dendreon extends only to claims that arise out of, relate to or are based upon the allegations, transactions, facts, matters or occurrences, representations, misrepresentations, or omissions alleged in any of the Complaints.

The following claims are reserved and not being released as part of the Stipulation:

Each of Dendreon and the Released Persons shall retain and reserve all of their respective claims or rights that may exist relating to the advancement and payment from Dendreon and/or reimbursement to Dendreon of legal fees and defense costs arising under and pursuant to any Released Person’s respective indemnification agreements with Dendreon, Dendreon’s certificate of incorporation or by-laws, applicable law, equity or other contract, or any entitlement to insurance coverage or insurance proceeds, and any other litigation, matter, proceeding, or investigation.

VII.	WHAT ARE THE REASONS FOR SETTLING THE ACTIONS?

Plaintiffs believe that the claims asserted in the Actions have merit, but also believe that the Settlement set forth below provides substantial and immediate benefits for Dendreon and its current stockholders. In addition to these substantial benefits, Plaintiffs and Plaintiffs’ Counsel have considered: (i) the attendant risks of continued litigation and the uncertainty of the outcome of the Actions; (ii) the probability of success on the merits; (iii) the inherent problems of proof associated with, and possible defenses to, the claims asserted in the Actions; (iv) the desirability of permitting the Settlement to be consummated according to its terms; (v) the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and appeals; and (vi) the conclusion of Plaintiffs and Plaintiffs’ Counsel that the terms and conditions of the Stipulation are fair, reasonable, and adequate, and that it is in the best interests of Dendreon and its current stockholders to settle the Actions on the terms set forth herein.

Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Dendreon and its current stockholders. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Dendreon and its current stockholders and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein.

The Individual Defendants deny that they have committed or intended to commit any wrongdoing or violations of law arising out of any of the conduct, statements, acts, or omissions alleged in the Actions, and maintain that their conduct was at all times proper and in compliance with applicable law. The Individual Defendants who traded in Dendreon stock further deny that they traded Dendreon stock on the basis of material non-public information, breached their fiduciary duties, were unjustly enriched or committed corporate waste, or made any material misstatements or omissions in Dendreon’s public filings, press releases, or other public statements. The Individual Defendants also deny that Dendreon was harmed by any conduct of the Individual Defendants alleged in the Actions or that could have been alleged therein. Each of the Individual Defendants asserts that, at all relevant times, he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of Dendreon and its stockholders.

The Individual Defendants, however, recognize the uncertainty and the risk inherent in any litigation, and the difficulties and substantial burdens, expense, and length of time that may be necessary to defend this proceeding through the conclusion of discovery, summary judgment motions, trial, post-trial motions, and appeals. The Individual Defendants wish to eliminate the uncertainty, risk, burden and expense of further litigation, and to permit Dendreon to operate without further distraction and diversion with respect to the Actions. Further, Dendreon acknowledges that the Settlement is fair, reasonable, and adequate, and is in the best interests of Dendreon and its stakeholders. The Individual Defendants have, therefore, determined to settle the Actions on the terms and conditions set forth in the Stipulation and to put the Released Claims to rest finally and forever, without in any way acknowledging any wrongdoing, fault, liability, or damages.

VIII.	HOW WILL THE ATTORNEYS GET PAID?

To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Dendreon and its stockholders. If the Delaware Court approves the Stipulation, Plaintiffs’ Counsel shall apply to the Delaware Court for an award of attorneys’ fees and expenses (the “Fee and Expense Application”) of no more than $1,125,000 (or 25% of the Settlement Payment) in attorneys’ fees plus reasonable expenses actually incurred, to be paid from the Settlement Payment. So long as Plaintiff’s application for an award of fees from the Court does not exceed $1,125,000 and a reasonable amount of expenses actually incurred, Defendants shall take no position with respect to Plaintiffs’ Fee and Expense Application.

Court approval of the Stipulation is not in any way conditioned on the Delaware Court approving the Fee and Expense Application. Disallowance by the Delaware Court of the Fee and Expense Application, or any portion thereof, any appeal from any order relating thereto, and any modification or reversal on appeal of any such order, will not operate to terminate or cancel the Stipulation or affect its other terms, including the releases, or affect or delay the finality of the Judgment approving the Stipulation.

All of defendants’ own legal fees, costs, and expenses incurred in the Actions will be borne by defendants.

IX.	WHEN WILL THE SETTLEMENT HEARING TAKE PLACE?

The Delaware Court has scheduled a Settlement Hearing to be held on March 30, 2015 at 2:00 p.m., in the Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801.

The purpose of the Settlement Hearing is to: (i) determine whether the proposed Stipulation is fair, reasonable, and adequate and in the best interests of Dendreon and its stockholders and should be approved by the Court; (ii) determine whether an Order and Final Judgment should be entered dismissing the Delaware case with prejudice and extinguishing and releasing all of the claims raised in the Actions against the Released Parties; (iii) determine whether the Delaware Court should approve Plaintiffs’ Counsel’s Fee and Expense Application; (iv) hear and determine any objections to the proposed settlement; and (v) rule on such other matters as the Delaware Court may deem appropriate.

The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the parties to the Actions and any Objectors (as defined below). The Delaware Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the parties to the Stipulation and without further notice.

X.	DO I HAVE A RIGHT TO APPEAR AND OBJECT?

Any record or beneficial stockholder of Dendreon who objects to the settlement, the judgment proposed to be entered or Plaintiffs’ Counsel’s Fee and Expense Application, or who otherwise wishes to be heard (an “Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Stipulation, or, if approved, the judgment to be entered thereon, unless he, she, or it has, no later than ten (10) business days before the Settlement Hearing (unless the Delaware Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, and served (electronically, by hand, or overnight mail) on plaintiffs’ and defendants’ counsel, at the addresses below, the following: (i) proof of current ownership of Dendreon stock; (ii) a written notice of the Objector’s intention to appear; (iii) a detailed statement of the objections to any matter before the Delaware Court; and (iv) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, as well as all documents or writings which the Objector desires the Court to consider.

Carmella P. Keener, Esq.

Rosenthal Monhait & Goddess, P.A.

919 Market Street, Suite 1401

Wilmington, DE 19899

ckeener@rmgglaw.com

Jeffrey S. Abraham, Esq.

Abraham, Fruchter & Twersky, LLP

One Penn Plaza, Suite 2805

New York, NY 10119

jabraham@aftlaw.com

Attorneys for Plaintiff Herbert Silverberg

William B. Federman, Esq.

Federman & Sherwood

10205 N. Pennsylvania Avenue

Oklahoma City, OK 73120

wbf@federmanlaw.com

Shannon L. Hopkins, Esq.

Levi & Korsinky, LLP

30 Broad Street, 24th Floor

New York, NY 10004

shopkins@zlk.com

Attorneys for Plaintiffs Paula Nicholas

and Fang Liu

Craig W. Smith, Esq.

Robbins Arroyo, LLP

600 B Street, Suite 1900

San Diego, CA 92101

csmith@robbinsarroyo.com

Frank J. Johnson, Esq.

Johnson & Weaver, LLP

110 West “A” Street, Suite 750

San Diego, CA 92101

frankj@johnsonandweaver.com

Attorneys for Plaintiffs James M. McCallion

And David Wallace

Kenneth J. Nachbar, Esq.

Morris, Nichols, Arsht & Tunnell LLP

1201 North Market Street, 16th Floor

P.O. Box. 1347

Wilmington, DE 19899

knachbar@mnat.com

Attorneys for Nominal Defendant

Dendreon Corporation

Norman J. Blears, Esq.

Sidley Austin LLP

1001 Page Mill Road

Building 1

Palo Alto, CA 94304

nblears@sidley.com

Michael L. Charlson, Esq.

Vinson & Elkins LLP

525 Market Street, Suite 2750

San Francisco, CA 94105

mcharlson@velaw.com

Raymond J. DiCamillo, Esq.

Richards, Layton & Finger, PA

One Rodney Square

920 North King Street

Wilmington, DE 19801

dicamillo@rlf.com

Attorneys for Defendants

Susan B. Bayh, Hans E. Bishop,

Gerardo Canet, Bogdan Dziurzynski,

Mark W. Frohlich, Pedro Granadillo,

Richard J. Ranieri, Gregory T. Schiffman,

David C. Stump, David L. Urdal and

Douglas G. Watson

Robert M. Sulkin, Esq.

McNaul Ebel Nawrot & Helgren PLLC

600 University Street, Suite 2700

Seattle, WA 98101

rsulkin@mcnaul.com

Collins J. Seitz, Jr., Esq.

Seitz Ross Aronstam & Moritz LLP

100 S. West Street, Suite 400

Wilmington, DE 19801

cseitz@seitzross.com

Attorneys for Defendant Mitchell H. Gold, M.D.

Bahram Seyedin-Noor, Esq.

Alto Litigation

4 Embarcadero Center, Suite 1400

San Francisco, CA 94111

bahram@altolit.com

Kurt M. Heyman, Esq.

Proctor Heyman LLP

300 Delaware Avenue

Wilimington, DE 19801

kheyman@protorheyman.com

Attorneys for Defendant Richard F. Hamm

Any person or entity who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Delaware Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in these Actions or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Application, and will otherwise be bound by the Judgment to be entered and the releases to be given. You are not required to appear in person at the Settlement Hearing in order to have your timely and properly filed objection considered.

XI.	WHAT ARE THE TERMS OF THE PROPOSED ORDER AND FINAL JUDGMENT?

If the Court determines that the Stipulation is fair, reasonable, adequate, and in the best interests of Dendreon and its stockholders, the parties shall jointly request that the Delaware Court enter an Order and Final Judgment, which will, among other things:

1.        Approve the Stipulation and adjudge the terms thereof to be fair, reasonable, adequate, and in the best interests of Dendreon and its stockholders, pursuant to Court of Chancery Rule 23.1;

2.        Determine that appropriate notice of the Actions, the Stipulation, the Settlement Hearing, and the right to appear was provided pursuant to Court of Chancery Rule 23.1.

3.        Authorize and direct the parties to consummate the settlement in accordance with the terms and conditions of the Stipulation and reserve jurisdiction to supervise the consummation of the Stipulation provided therein;

4.        Dismiss the Delaware case with prejudice in accordance with the terms of the Stipulation and grant the releases described more fully above and in accordance with the terms and conditions of the Stipulation. Separately, Plaintiffs will seek dismissal of the actions pending in the Washington Court and the Federal Court with prejudice and without costs to any party;

5.        Grant Plaintiffs’ Counsel’s Fee and Expense Application, as the Delaware Court deems appropriate.

XII.	HOW DO I GET ADDITIONAL INFORMATION ABOUT THE SETTLEMENT?

This Notice is not all-inclusive. The references in this Notice to the pleadings in the Actions, the Stipulation and other papers and proceedings are only summaries and do not purport to be comprehensive. For the full details of the Actions, claims that have been asserted by the parties, and the terms and conditions of the settlement, including a complete copy of the Stipulation, stockholders of Dendreon are referred to the court files in the Actions. You or your attorney may examine the Delaware Court files during regular business hours of each business day at the office of the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801. Questions about the settlement or about this Notice in general may be addressed to Plaintiff’s Counsel:

Jeffrey S. Abraham, Esq.

Abraham, Fruchter & Twersky, LLP

One Penn Plaza, Suite 2805

New York, New York 10119

Tel: (212) 279-5050

jabraham@aftlaw.com

PLEASE DO NOT WRITE OR CALL THE COURT

BY ORDER OF THE COURT

Dated: January 21, 2014	/s/ Register in Chancery
Register in Chancery